                                                                       EXHIBIT 4

                                 COMMON STOCK

NUMBER ______                                                         ___ SHARES


                             CFS BANCSHARES, INC.

                                                            CUSIP

This certifies that


is the owner of

                            fully paid and nonassessable shares of common stock,
par value $0.01 per share, of

CFS Bancshares, Inc. (the "Corporation"), a Delaware corporation. The shares represented by this certificate are transferable only on the stock transfer books of the Corporation by the holder of record hereof, or by his duly authorized attorney or legal representative, upon the surrender of this certificate properly endorsed. This certificate is not valid until countersigned and registered by the Corporation's transfer agent and registrar.

THIS SECURITY IS NOT A DEPOSIT OR ACCOUNT AND IS NOT FEDERALLY INSURED OR GUARANTEED.

IN WITNESS WHEREOF, the Corporation has caused this certificate to be executed by the facsimile signature of its duly authorized officers and has caused a facsimile of its corporate seal to be hereunto affixed.

Dated:


--------------------------------                --------------------------------
W. Kent McGriff                                 Bunny Stokes, Jr.
Secretary                                       President

Countersigned and Registered:

               Registrar and Transfer Company
               Transfer Agent and Registrar

By:
               --------------------------------------
               Authorized Signature
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  The shares represented by this certificate are issued subject to all the provisions of the Certificate of Incorporation and Bylaws of the Corporation as from time to time amended (copies of which are on file at the principal executive office of the Corporation), to all of which the holder by acceptance hereof assents.

  The Corporation will furnish without charge to each stockholder who so requests, a statement of the designations, preferences, qualifications, limitations, restrictions and special or relative rights of each class of stock authorized to be issued, and the variations in the relative rights and preferences between the shares of each series of any preferred or special class of stock, so far as the same have been fixed and determined and the authority of the board of directors to fix and determine the relative rights and preferences
of subsequent series.   Such request may be made in writing to the Secretary of
the Corporation.

  The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM  -   as tenants in common

TEN ENT  -   as tenants by the entireties

JT TEN   -   as joint tenants with right of survivorship and not as tenants in common

UNIF TRANSFER MIN ACT - ..........Custodian...........under Uniform Transfers to
                          (Cust)             (Minor)
Minors Act.......................
                 (State)

     Additional abbreviations may also be used though not in the above list.

NOTE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME OF THE STOCKHOLDER(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION, ENLARGEMENT OR ANY CHANGE WHATEVER.

     FOR VALUE RECEIVED, __________________________________ HEREBY SELL(S),
ASSIGN(S) AND TRANSFER(S) UNTO

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE
  __________________________________
 /                                 /
/_________________________________/

________________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

__________________________________________________________________________Shares

of the common stock evidenced by this certificate, and do hereby irrevocably constitute and appoint _____________________________, ATTORNEY, TO TRANSFER THE SAID SHARES ON THE BOOKS OF THE CORPORATION, WITH FULL POWER OF SUBSTITUTION.


Dated _____________________         ____________________________________________
                                    Signature

                                    ____________________________________________
                                    Signature


In presence of: _______________________________________________

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